Investor Presentation April 2021 Exhibit 99.2

Disclaimer This investor presentation (“Investor Presentation”) contains proprietary and confidential information of Cellebrite DI Ltd. (“ Cellebrite ” or the “Company”) and TWC Tech Holdings II Corp. (“TWC II”) and the entire contents should be considered “Confidential Info rma tion.” This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Cellebrite , TWC II or any of their representatives as to the information contained in these materials or disclosed during any related p res entations or discussions. The recipient of this Investor Presentation shall keep this presentation and its contents confidential, shall not use this presentation and its con ten ts for any purpose other than as expressly authorized by Cellebrite and TWC II and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this pres ent ation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Investor Presentation is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Cellebrite , TWC II or any of their respective affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as co nte mplated in the definitive merger agreement contemplated to be entered into by TWC II and Cellebrite , and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein doe s n ot purport to be all - inclusive. No representations or warranties, express or implied are given in, or in respect of, this presen tation. To the fullest extent permitted by law in no circumstances will Cellebrite , TWC II or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, e mpl oyees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss o f p rofit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinio ns communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presenta tio n have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither Cellebrite nor TWC II has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or co mp leteness. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other inf orm ation contained herein. Any data on past performance or modeling contained herein is not an indication as to future performan ce. TWC II and Cellebrite assume no obligation to update any information in this Investor Presentation, except as required by law. The listing of customers an d a ssociated marks are meant to represent a sampling of customers that use our products and services as of February 2021 for dil ige nce and informational purposes only and do not constitute any representation regarding the ongoing relationship or endorsement of any particular customer. Important Information About the Business Combination and Where to Find It In connection with the proposed business combination, TWC II intends to file a registration statement on Form F - 4 (the “Registra tion Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectu s, and certain other related documents, to be used at the meeting of TWC II stockholders to approve the proposed business combination. Investors and secur ity holders of TWC II are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that wi ll be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Cellebrite , TWC II and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of T WC II as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Reg ist ration Statement and other documents containing important information about the business combination and the parties to the b usi ness combination once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: avital. fut terman@cellebrite.com, or by calling +972 - 73 - 394 - 8235. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORI TY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation TWC II and its directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies f rom TWC II’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive o fficers and a description of their interests in TWC II is contained in the final prospectus for TWC II’s initial public offering, which was filed with the SEC o n S eptember 11, 2020, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: avital .fu tterman@cellebrite.com, or by calling +972 - 73 - 394 - 8235. Additional information regarding the interests of such participants will be set forth in the Registration Statement fo r the proposed business combination when available. Each of Cellebrite and its directors, executive officers and other members of its management and employees, under SEC rules, may also be deemed to be participants in the solicitation of proxies from the stockholders of TWC II in conn ect ion with the proposed business combination. A list of the names of such directors and executive officers and information rega rdi ng their interests in the business combination will be contained in the Registration Statement for the business combination when available. No Offer or Solicitation This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securi tie s or in respect of the business combination. This Investor Presentation also does not constitute an offer to sell or the soli cit ation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prio r t o registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made ex cep t by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom. Industry and Market Data This presentation includes information and statistics regarding market participants in the sectors in which Cellebrite competes and other industry data which was obtained from third - party sources, including reports by market research firms and co mpany filings. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the propert y o f their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but TWC II and Cellebrite will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, se rv ice marks, trade names and copyrights.

Disclaimer Use of Non - GAAP Financial Measures This presentation includes non - GAAP financial measures. TWC II and Cellebrite believe that these non - GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Secon d, these measures are used by Cellebrite’s management to assess its performance. TWC II and Cellebrite believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - GAAP mea sures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with G AAP . Other companies may calculate these non - GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. In addition, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by TWC II with the SEC. A reconciliation of certain of these non - GAAP financial measures to their most comparable GAAP measure is set forth in a table included at the end of this pres entation. Projections This Investor Presentation contains projected financial information with respect to Cellebrite . Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide vari ety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ ma te rially from those contained in the projected financial information. See “Forward Looking Statements and Investment Considerations” paragraph below. Actual r esu lts may differ materially from the results contemplated by the projected financial information contained in this Investor Pre sen tation, and the inclusion of such information in this Investor Presentation should not be regarded as a representation by any person that the results refl ect ed in such projections will be achieved. Neither the independent auditors of TWC II nor the independent registered public acc oun ting firm of Cellebrite audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this In ves tor Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect th ereto for the purpose of this Investor Presentation. Forward Looking Statements and Investment Considerations This presentation also contains forward - looking statements, which may be identified by such words as “may”, “should”, “would”, “ plan”, “intend”, “expect”, “believe”, “anticipate”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “w ill”, “outlook”, or other similar expressions, words or phrases, or by their context. These statements include statements regarding the industry in which the c omb ined companies will operate, future events, the proposed transactions between TWC II and Cellebrite , the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successful ly consummate the proposed transaction, future opportunities for the combined company, and other statements that are not histori cal facts. These statements are made on the basis of current knowledge and current expectations of TWC II and Cellebrite management and, by their nature, involve numerous assumptions and uncertainties and are not predictions of actual performance . Nothing set forth herein should be regarded as a representation, warranty, or prediction that TWC II or Cellebrite will achieve or are likely to achieve any particular future result. Various factors could cause actual future results, performance or events to differ materially from those described herein. Th is presentation does not purport to be all - inclusive or to contain all the information that a prospective investor may desire in ma king an evaluation. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision. Some of the factors that may impact future results and performance may include, without limitation: • The impact of pending and future litigation and governmental investigations and inquiries; • Changes in U.S. federal, U.S. state, and non - U.S. laws and regulations, their interpretation, their enforcement, or the regulato ry climate applicable to our business, and their impact on our ability to operate our business; • Errors, failures, defects or bugs in our products, which could expose us to financial and legal harm and adversely affect our op erating results and growth prospects; • The loss of one or more members of TWC II or Cellebrite management teams; • Failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transact ion or a delay or difficulty in integrating the business of TWC II and Cellebrite ; • The transition to becoming a public company, resulting increases in legal, accounting and compliance expenses, and the impact of our public financial and other disclosures on our negotiations and arrangements with key counterparties; • Those discussed in TWC II’s final prospectus relating to the initial public offering filed with the SEC on September 11, 2020 un der the heading “Risk Factors” and other documents of TWC II on file with the SEC or in the Registration Statement that will be filed with the SEC by TWC II. You should not construe the contents of this presentation as legal, business, or tax advice and should consult with your own att orney, business advisor, and tax advisor as to legal, business, tax, and related matters related hereto. You must rely on you r o wn examination of TWC II or Cellebrite or in this presentation, including the merits and risks involved, and not on any representation made or alleged to have been ma de by TWC II or Cellebrite . You should also consult your own legal, tax, or investment counsel regarding the legality or suitability of your investment in these securities under applicable legal, investment, or similar laws, regulations, or fiduciary standards. The information in this document is not targeted at the residents of any particular country and is not intended for distribution to, or use by, an y person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Furthermore, the securities referred to in this doc ument are not available to persons resident in any jurisdiction or country where such distribution would be contrary to local la w or regulation. ANY INDICATION OF INTEREST FROM PROSPECTIVE INVESTORS IN RESPONSE TO THIS PRESENTATION INVOLVES NO OBLIGATION OR COMMITMENT O F A NY KIND.

Team and presenters Founding Partner of True Wind Capital. Former Founder and Head of KKR Global Technology Group Board experience includes LPRO, AVGO, GDDY, NXPI, JAZZ, AEPI, MDTH, EK and many private companies Holds an MBA from Harvard Business School Partner at True Wind Capital. Former investment professional at Google Capital and KKR Serves on the Boards of LRPO and ZIXI Holds an MBA from Harvard Business School Spent 17 years with Cellebrite, 16 as Chief Executive Officer Prior to Cellebrite, served as Director of Sales for ITS Telecom and VP Commercial for Siemens Serves on the Board of the US - Israeli Chamber of Commerce and Industry Holds an MBA from the Ludwig - Maximilians University in Munich, Germany Spent 6 years with Cellebrite as Chief Financial Officer Prior to Cellebrite, served as CFO and then President for Polymer Logistics Holds a Masters degree from the Swinburne University of Technology Dana Gerner Chief Financial Officer Yossi Carmil Chief Executive Officer Adam Clammer Founding Partner, True Wind Capital Brandon Van Buren Partner, True Wind Capital

Investment highlights Cellebrite is the clear market leader with 99% win rate within digital intelligence Massive $ 12 B+ market opportunity for digital intelligence ( “ DI ” ) solutions with major secular tailwinds supporting continued growth Unique mission critical end - to - end digital intelligence platform that serves the world’s leading government agencies and enterprises at each stage of the investigative lifecycle Rapidly growing Enterprise opportunity with segment revenue projected to double by 2023 Fragmented landscape of point solutions with numerous actionable targets and significant resources to support execution of highly strategic M&A thesis World class, mission driven management team with deep industry expertise Compelling financial profile with ~50% ARR growth and 140%+ ARR net retention in 2020A; attractive valuation of 6.4x 2022E revenue represents a 40% + discount to median of public comparables

Business overview Market overview Investment highlights Transaction overview Financial overview Appendix Table of contents 1 2 3 4 5 6

Our mission is to protect and save lives, accelerate justice and preserve privacy in global communities

Top research team built from elite Israeli intelligence units 6,700 customers across federal, state, local and enterprise High visibility recurring revenue business model with best - in - class growth and margin profile Technology makes data accessible, digestible and actionable Undisputed leader in investigative Digital Intelligence (“DI”) World’s leading provider of DI for investigations Highlights Cellebrite by the numbers 1 Denoted as won opportunities/actual opportunities where actual opportunities equal total opportunities less opportunities can ce led due to customer loss of budget. 2 For the year ended of December 31, 2020. 3 As of December 31, 2020. Figures presented are non - GAAP financial measures. Please reference audited financials for historical GAAP financials. $ 12 B+ TAM (2023) ~$200M ARR (2021E) ~50% ARR Growth (2020A) 99% Win Rate 1 140%+ ARR Net Dollar Retention 3 ~80% Gross Margin 2 ~20% EBITDA Margin 2

Cellebrite empowers the world ’ s leading government agencies and enterprises Federal State & Local Enterprise 9 of Top 10 Accounting Firms 6 of Top 10 Pharma Companies 8 of Top 10 U.S. Commercial Banks 5 of Top 10 Auto Manufacturers 6 of Top 10 Petroleum Refiners 6 of Top 10 Telecom companies 9 of Top 10 U.S. Software Companies 100+ North American Federal Accounts 2,700+ North American State and Local Accounts Police Department s at 20 of Largest 20 U.S. Cities 25 o f 27 member E.U. National Police 50 of 50 U.S. States Police Department s at 11 of Largest 20 Cities Globally 14 of 15 U.S Cabinet Executive Departments

Investigations today are manual, slow, and siloed Backlog Manual review of data Initial handling Rely on a few overwhelmed people, with limited tech, to uncover insights Siloed task forces Slow, manual Error prone Data loss due to miscommunication Slow and cumbersome first responses Manual and error prone Not integrated across platforms 100’s cases in backlog Disconnected, remote processing 100’s of cases backlog Takes months to get results Loss of critical evidence, slow time - to - insight and inefficient cross department collaboration Post processing storage Get approved to share Print hard copy Officers transfer file via car Other constituents receive hard copy Criminal cases are solved inefficiently or not solved at all Backlog Transfer of evidence Assigned team Lab On - site manual collection Collect & Review Management Analyze

Cellebrite delivers a comprehensive DI software platform DI PLATFORM DATA SOURCES Prosecutors Agency Management Lab Practitioners Investigators & Analysts DATA TYPES OUTCOMES Accelerated investigations Empowering Chiefs of Investigations & Intelligence with end - to - end investigative platform Increased crime clearance rates Earning community confidence Protecting data privacy COLLECT & REVIEW Fast and Automated approach to capturing data from digital sources ANALYZE Processing the data fast with advanced analytics and AI Breaking down silos and enabling collaboration MANAGE

Collect & Review solution overview Value Proposition: Capture critical investigative data from digital sources Key Benefits Deep & thorough extraction of evidentiary data Broadest range of device & profile support Unsurpassed decoding Powerful review Key Functions Extract, decode and review data from the most digital sources Unlock / bypass security Apps, locations, media, messaging Cellebrite’s DI Platform Collect & Review Manage Analyze Growth Vectors Cross - sell / upsell new and expanded offerings: Premium, Remote Collection Target users Examiner, Investigator Example Digital Sources Smartphones, Laptops, Memory sticks, GPS devices, Cloud & Social Media, Vehicles, Drones

Analyze solution overview Value Proposition: Automates and accelerates analysis of investigative data and the delivery of insights Key Benefits Expedites time - to - evidence in investigations Automatically surfaces formatives leads and actionable insights Accelerates time - to - evidence by up to 30x Key Functions AI - based investigative analytics solutions help investigative teams fuse and enrich data: Enables seamless automation of analysis Accelerates data management and delivery of insights Provides visualization of suspect journey Recent introductions to Analyze portfolio: Enterprise - grade functionality updates, enhanced UX/AI Cellebrite ’ s DI Platform Collect & Review Manage Analyze Growth Vectors Upsell existing offering (Pathfinder) to customer base / new buying centers Extension of Investigative Analytics offerings (SaaS, Crypto, Early Case Assessment) Target users Examiner, Investigator, Analyst

Manage solution overview Value Proposition: Provides orchestration of investigative workflows Key Benefits Saves time and cuts operational costs Provides operational visibility & control Key Functions Manage deployment & utilization of solutions Define and enforce permissions & access control Store and share investigative data Oversight dashboards Cellebrite’s DI Platform Collect & Review Manage Analyze Growth Vectors Expand within existing customer base of leading public safety agencies Target users Investigation administrator, Agency management

A platform for delivering social good Corporate policies & governance • Monitoring and policy administration conducted by in - house compliance and outside counsel • Board - level oversight by ethics committee • Prioritize a human - rights based approach Built - in technology controls • Platform designed to protect privacy and prevent misuse of IP • Products provide for termination of license and/or blocking software updates in case of misuse Regulatory adherence • Strict adherence to all relevant Israeli, US and E.U. regulations and controls • Information systems proactively restrict engagement with sanctioned companies and banned countries Contractual conditions • Contracts address ethics, privacy and human rights • Legally - sanctioned investigations only, geographically limited • Customers are strictly prohibited from reselling to unidentified end customers Cellebrite is a powerful platform … …making sure it’s used appropriately is of paramount importance to our mission

Business overview Market overview Investment highlights Transaction overview Financial overview Appendix 1 2 3 4 5 6 Table of contents

Digital evidence is rapidly proliferating The " explosion " in digital evidence is driven by: Growth in the volume of digital devices Growth in the amount of data per device Growth in number of exhibits per case A suspect may have 8 smartphones around the house, sometimes the investigators collect so many devices we need to meet in order to strategize. Sources: Cellebrite Proprietary Research 2020 Data storage on digital devices increased 2,000 - 8,000 times in 17 years 0.30 1.57 2010 2020E Global smartphones sold 2010 to 2020 (in billions) Global IP traffic (exabytes per month) 122 396 2017 2022E

Digital evidence plays a critical role in the judicial system Digital transformation in public safety is complex and leads to resources / capabilities being pushed to the field Transformation starts at large agencies and gradually expands towards medium and small agencies We use UFED in 100% of our homicide cases. – Head of Homicide Dept. (major Federal agency) 59% Investigative cases containing Digital evidence 60 - 70% Medium and large agencies 1 have acquired some type of investigative analytics system 5% Analytical potential utilized by medium and large agencies 1 Sources: Cellebrite Proprietary Research 2020 1 Medium (Tier 2) and large (Tier 1) agencies refer to the top ~1,100 public safety agencies out of ~6,400 relevant public agen cie s Explosion in digital evidence is transforming public safety

Public safety’s digital transformation will drive meaningful growth across our suite of solutions Proliferation of digital sources Exponential growth in data volume Increased difficulty to access data Complexity and variety of data sources Complexity of investigations creates need for digital collaboration Increasing need to define and enforce permissions / access control across agencies and geographies The need for centralized storage (support sharing, workstreams , etc.) Increased need for automated fusing and enriching of growing data sets Refined algorithms to digest and surface leads Broader necessity of the visualization of the suspect journey More complex relationships amongst digital data sources needed to solve crimes Analyze Manage Collect & Review Cellebrite's end - to - end Digital Intelligence platform is uniquely positioned to meet evolving customer needs

Massive digital intelligence market – $ 12 B+ TAM in 2023 $2.7B $5.5B $0.8B $1.7B $1.6B $12.3B Collection & Review Investigative Analytics Management Services eDiscovery & CI TAM USD Number of agencies Avg. spend per agency 2 Federal $ 4.7 B State & Local $6.0 B Private Sector $1.6 B TAM by Customer TAM by Domain $12.3B Sources: Cellebrite proprietary research 2020. 1 Corporate investigations. 2 250 Tier 1 agencies, 850 Tier 2 agencies and 5,300 Tier 3 agencies. 3 Assumes Tier 3 agencies do not purchase analytics tools. 4 Refers to software solutions only. 5 Blended spend per agency (the higher the agency Tier the larger the spend per agency). 6,400 2 X $415K 5 1,100 3 X $4,850K 5 1,100 3 X $720K 5 6,400 2 X $ 270 K 5 $730M Collect. 4 + $870M Process 3 1

Business overview Market overview Investment highlights Transaction overview Financial overview Appendix 1 2 3 4 5 6 Table of contents

Significant near - term growth opportunity 5x 1 increase in spend on in - house discovery and investigations M&A Targeted, disciplined approach Private sector growth New and extended offering Premium Enterprise Cloud & SaaS Remote collection New buying centers within existing logos Net new expansion 1 Source: The State of E Discovery Guide 2020 by Exterro and ACEDS.

Cellebrite is the clear market leader Industry standard in digital investigations 90%+ of relevant public safety agencies are customers Significant growth opportunity into existing base 99% Win Rate 1 140%+ ARR Net Retention 2 Sticky solution with remarkable win rates 20 % Market penetration Source: Cellebrite proprietary research 2020. 1 Denoted as Won Opportunities/Actual Opportunities where Actual Opportunities equal Total Opportunities less opportunities can ce led due to customer loss of budget. 2 As of December 31, 2020.

DI addresses larger budgets within existing accounts Lab offering Digital Intelligence offering 40K Examiners 100K Analysts 1 Million Investigators “For every $1 spent in the lab there is a $4 investigative analytics opportunity” Source: Cellebrite Proprietary Research 2020 .

Proven record of ARR expansion outside of core Collection & Review offering 4 9 $150K $750K Collection & Review Full DI offering # of solutions ARR 5x ARR expansion opportunity Note: Represents illustrative mid - sized customer. Figures are rounded.

Significant private sector growth opportunity ~ 20 % of revenue ~10% of revenue Broad adoption, More use cases + 500 customers Increased ARPC (1) Early adoption eDiscovery Corporate investigations 1. Missing eDiscovery suite of tools 2. Unsolved internal security incidents 3. Limited access to suspected employee’s data Enterprise pain points … …translate into continuous growth opportunities 68 of Fortune 100 are Cellebrite customers 67 of Fortune 100 are Cellebrite customers Source: Cellebrite proprietary research 2020. 1 Average Revenue Per Customer. Increased capacity (licenses) and upsell Distributed remote collection and analysis platform Mobile Elite and remote collection platform

Multiple vectors for near - term inorganic growth TAM Expansion Customer Acquisition Investigative Analytics (IA) eDiscovery, Corp Investigations & IA Collection & Review Command & Control 2 3 5 3 3 5 5 3 2 4 3 4 M&A strategy defined by target segment’s projected impact on value creation objectives Product & Feature Enhancements Transaction will provide meaningful resources to execute on M&A pipeline of 25+ targets

Uniquely positioned in the competitive landscape Full Device Access Enabled by a Deep Understanding of Data Structures Point Solutions Data Analytics capabilities Data Collection & Review capabilities No Device Access Integrated Suite Cellebrite is uniquely positioned as an industry leader in both data collection and analytics, allowing us to provide deeper insights to customers

What differentiates Cellebrite from other players Strong, global brand with 10+ years of developing an end - to - end digital intelligence platform to fuse and enrich investigative data Top research team from elite intelligence units (e.g. 8200) generating unmatched capabilities Deeply entrenched installed base of 5,000 public safety and 1,700 Enterprise customers Solid Sales platform in 140 countries Intrinsic knowledge of the industry and undisputed market leader in mobile and computer access

Business overview Market overview Investment highlights Transaction overview Financial overview Appendix 1 2 3 4 5 6 Table of contents

Financial highlights Sustainable ARR Growth ~50% ARR Growth Q4 ’20A Best - in - class Retention metrics 140%+ Net Retention 2020A 98% Gross Retention 2020A Strong Margin profile 80% Gross Margin 2020A 18% Adj. EBITDA Margin 2020A Note: non - GAAP metrics defined in the appendix.

Sustainable ARR growth $ 76 $80 $83 $92 $96 $109 $ 121 $137 $ 197 $261 Q1-19A Q2-19A Q3-19A Q4-19A Q1-20A Q2-20A Q3-20A Q4-20A 2021E 2022E 1 Growth rates compare to the reported ARR from the same quarter end in the prior year. % Total ARR G rowth (YoY) 1 26% 37% 28% 49% 23% 27% 21% 4 6% 44% 32%

Consistent ARR growth driven by expansion $72 $92 $ 137 $197 $261 $4 $ 16 $6 $39 $6 $ 54 $6 $58 2018 Total ARR New Logo Land Net Upsell/downsell 2019 Total ARR New Logo Land Net Upsell/downsell 2020 Total ARR New Logo Land Net Upsell/downsell 2021 Total ARR New Logo Land Net Upsell/downsell 2022 Total ARR 28% 49% 44% Growth % over base ARR each year 2019A 2020 A +6% +22% +7% + 42% +4% +40% 32% + 3% +29% 2021E 2022E

15% 16% 36% 33% 27% 27% 2019A 2020A 2021E 2022E G&A S&M R&D Operating leverage from disciplined investment 78% 76% 74% 68% Operating Expenses 1 as % of Revenue 79% 80% 81% 81% 92% 93% 93% 93% 2019A 2020A 2021E 2022E Total Gross Margin Subscription Gross Margin Gross Margin 1 Excluding public company expenses.

2021 E 2022E ARR Growth 44% 32% Revenue Growth 21% 20% Adjusted EBITDA Margin 19% 21% Long Term 22 – 27% 20 – 24% 25 – 35% Financial forecast Strong operational metrics

Business overview Market overview Investment highlights Transaction overview Financial overview Appendix 1 2 3 4 5 6 Table of contents

True Wind overview San Francisco - based private equity firm 75+ years of collective investing experience True Wind’s founding partners were previously the founding members of KKR’s technology franchise Fifteen full - time investment professionals with deep technology investing expertise Investing in differentiated, leading TMT companies Broad mandate across multiple technology sectors: ‒ Infrastructure Software ‒ Financial Technology ‒ Healthcare IT ‒ Industrial Technology ‒ Vertical Software ‒ Hardware ‒ IT Services ‒ Internet / Digital Media Focus Track Record Firm Track record of excellence with principals leading 30+ platform investments with $75+ billion in total transaction value and $15+ billion of invested equity Repeat SPAC issuer: First transaction reached combination with Open Lending (NASDAQ: LPRO), resulting in successful outcome; second transaction with A Place for Rover (NASDAQ: NEBC) recently announced following a significantly oversubscribed PIPE raise Successful public company experience: GoDaddy, Avago/Broadcom, NXP, Jazz Pharma, Zix , Open Lending, Safeway, Owens Illinois, Reltec, Amphenol

Transaction overview Illustrative Pro Forma Capitalization 65% 3% 13% 20% Key Proposed Transaction Terms Fully Diluted Enterprise Value of ~$1.8B (6.4x 2022E Revenue) Current owners will retain ~65% ownership in public Cellebrite Transaction will result in $430M of cash added to the balance sheet to fund accretive M&A and other strategic initiatives Management to rollover 85%+ of their existing equity Sponsor to defer 7.5M founder shares: 3.0M at $12.50, 3.0M at $15.00, 1.5M at $30.00 Seller earnout of 15M shares: 5M at $12.50, 5M at $15.00, 5M at $17.50 Illustrative Post - Transaction Ownership Sources and Uses ($M) PF Shares Current Shareholders 146 Public Shareholders 48 PIPE 30 Sponsor 6 Total Shares Outstanding 230 Unvested Employee Equity 1 Awards 9 FD Total Shares Outstanding 239 Share Price at Close $10.00 Fully Diluted Shares Outstanding 239 Fully Diluted Equity Value 2,391 - Estimated Company Cash 150 - Cash to Balance Sheet 43 0 Total Enterprise Value 1 ,811 2022 ARR $ 261 6.9 x 2022 Revenue $ 283 6.4x 2022 EBITDA $ 60 30.1 x Sources SPAC Cash in Trust 480 PIPE 300 Total Sources 780 Uses Cash to Balance Sheet 430 Cash to Existing Holders 300 Transaction Fees & Expenses 50 Total Uses 780 Current Shareholders 2 Public Shareholders PIPE Sponsor Note: Shares and Dollars are in millions unless otherwise noted. 1 Reflects dilutive impact calculated using the treasure stock method of estimated employee unvested equity awards at close; 2 Includes Unvested Employee Equity Awards.

Publicly traded comparable companies overview CAGR CY20 - 22E Revenue Growth Recurring Revenue % 1 CY 22 E EBITDA Margin Comparability to Cellebrite EV/CY22 Revenue Source: As of 3/23/21. Company filings, Wall Street Research, CapIQ , Factset . Note: ‘nm’ denotes not meaningful multiples <0x or >100x; “ na ” denotes not available; Values represent peer averages. 1 Stated recurring revenue or based on subscription / SaaS component; 2 Calculated by adding revenue CAGR 20 - 22E and 22E EBITDA margin. Relevance Selected peers Rule of 40 2 17% 76% 24 % x Similar growth rate, profitability and vertical focus x Common customer profile and core public sector addressable market 11.8x Public Safety peers 38% 20% 85% 9 % x Similar growth rate and revenue model x Common security and infrastructure related secular trends × Divergent customer profiles and vertical market focus 10.1x Security & Infrastructure Software peers 30% 15% 59% 6% x Vertical model with clear leadership in attractive markets x Undergoing some level of business model transition × Divergent customer profiles and vertical market focus 11.6 x Business Model peers 22%

21% 35% 30% 19% 5% 27% 11% 9% 9% 8% 3% 18% 6% 4 % Operational benchmarking 20% 26% 18% 16% 8% 27% 25% 24% 17% 15% 11% 18% 15% 10 % CAGR CY 20 - 22 E Revenue Growth EBITDA Margin 2022E Source: As of 3/23/21. Company filings, Wall Street Research, CapIQ , Factset . Business Model peers Security & Infrastructure Software peers Public Safety peers Median: 17% Median: 20 % Median: 15 % Median: 24% Median: 9% Median: 6% Median: 17% Median: 9%

30.1 x 49.9x 42.0x 18.8x 97.6x 89.8 x 53.1x 64.8x Valuation benchmarking 6.4x 12.5x 12.3x 11.3x 6.5 x 14.2x 12.8x 10.3 x 10.0x 8.8x 8.6x 17.3x 11.6 x 9.4x nm nm Source: As of 3/23/21. Company filings, Wall Street Research, CapIQ , Factset . Note: ‘nm’ denotes not meaningful multiples <0x or >100x. nm nm nm nm EV/Revenue 2022E EV/EBITDA 2022E Median: 11.8 x Median: 10.1x Median: 11.6x Median: 42.0x Median: 89.8x Median: 64.8 x Business Model peers Security & Infrastructure Software peers Public Safety peers Median: 11.6x Median: 64.8x

Compelling valuation discount to high growth peers Source: As of 3/23/21. Company filings, Wall Street Research, CapIQ , Factset . Based on Public Safety Peers and Security & Infrastructure Software Peers only. Excludes TYL; Calculation of R 2 does not include Cellebrite CY 2020 – CY 2022E R e venue CAGR TEV / CY 2022 E Revenue 11.3x 12.3x 6.5x 14.2x 12.8 x 10.3x 10.0x 8.8 x 8.6x R² = 0.6225 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% 6.4x

Business overview Market overview Investment highlights Transaction overview Financial overview Appendix 1 2 3 4 5 6 Table of contents

($K) 2019 A 2020A 2021E 2022 E ARR 91,920 136,970 197,274 260,826 YOY Growth - % 28.5% 49.0% 44.0% 32.2% Subscription Revenue 86,647 129,745 180,876 228,500 Perpetual Revenue & Others 58,487 42,396 26,538 20,484 Professional Services 26,032 23,032 28,223 33,816 Total Revenue 1 171,166 195,173 235,637 282,800 YOY Growth - % 2 14.5% 14.0% 20.7% 20.0% Gross Profit 2 136,031 157,034 190,827 228,293 Gross Profit - % 79.5% 80.4% 81.0% 80.7% Adj. EBITDA 21,254 34,842 43,628 60,091 Non - GAAP EBITDA - % 12.4% 17.9% 18.5% 21.2% Financial summary 1 Not including intercompany charges of 688K in Q4 2019 and 258K in Q4 2020. 2 Using ASC 605 for 2018 and ASC 606 thereafter. Figures exclude any public related costs.

Adjusted EBITDA reconciliation ($K) 2019A 2020A 2021E 2022E Net Income (Loss) in Financial Statements (1,972) 3,714 14,017 30,096 Financial Income (3,029) (2,179) (1,920) (2,400) Other Expenses 3,863 - - - Tax Expenses 3,652 7,683 4,426 9,504 Depreciation and Amortization 4,079 5,879 6,847 6,847 Deferred Customer Acquisition Cost 1,902 3,724 7,947 9,057 Share Base Compensation Expenses 12,759 7,271 5,811 5,903 One - time Expense 1 - 1,519 - - Acquisition Related Cost - 6,542 6,500 1,083 Capital Loss from FA Disposal - 689 - - Adj. EBITDA 21,254 34,842 43,628 60,091 Non - GAAP EBITDA - % 12.4% 17.9% 18.5% 21.2% 1 Separation agreement . Figures exclude any public related costs.

Cellebrite delivers the capabilities to solve more cases with less resources, unlocking a massive social benefit to communities dealing with serious and pervasive crimes Case involvement 500K+ 1 C ases utilize Cellebrite’s solutions annually Time to evidence 30x+ 2 Faster time - to - collect/analyze evidence Operational efficiency ~40% 2 Investigation efficiency improvement 1 Refers only to serious crimes in which DI tools are absolutely relevant and necessary, such as homicides, drug trafficking, k idn apping, etc. Cellebrite tools are also utilized in many other cases. 2 Based on customer feedback.

Proven land - and - expand upsell motion Note: Cellebrite currently offers a total of 13 solutions (excluding additional services). 2 Solutions 4 Solutions $21 $21 $138 2018 2019 2020 Tier 2: U.S. City PD ($K) ~7x ARR Growth 5 Solutions 12 Solutions $234 $247 $1,150 2018 2019 2020 Tier 1: Large U.K. PD ($K) ~5x ARR Growth UFED Physical Analyzer Pathfinder Enterprise Premium Cloud Responder Pathfinder Desktop Seeker Smart Translator Inspector Commander Digital Collector UFED Physical Analyzer Premium Pathfinder

Deep cache of active zero - day exploits allows differentiated access across device ecosystem Proven, consistent track record of enabling access to encrypted devices over the past 10 years Systematized ability to generate useful research assets or “zero - day exploits” to enable device access 5x increase in research assets generated annually over the past 6 years Clear path forward to continue generating access methods with visibility for the next 3 - 5 years Cellebrite’s unique systematized research approach specializes in generating durable assets as compared to other methods World class talent from elite intelligence units (8200) 2015 2016 2017 2018 2019 2020 Cumulative Zero - Day Assets

Definitions 1. Annual Recurring Revenue: Annual recurring revenue (“ARR”) is defined as the annualized value of active term - based subscription license contracts and maintenance contracts related to perpetual licenses in effect at the end of that period. Subscription license contracts and maintenance for perpetual license contracts are annualized by multiplying the last 3 months relevant recurring revenue of the period by 4. 2. Subscription Revenue: Is defined as revenue from recurring, term - based license contracts and ongoing services related to core offerings. Subscription revenue is recognized ratably over the subscription term with a portion of revenue, related to the term - based license, recognized upfront. 3. Net Retention: Dollar - based net retention rate is calculated by dividing customer recurring revenue by base revenue. We define base revenue as recurring revenue we recognized from all customers with a valid license at the last quarter of the previous year period, during the four quarters ended one year prior to the date of measurement. We define our customer revenue as the recurring revenue we recognized during the four quarters ended on the date of measurement from the same customer base included in our measure of base revenue, including recurring revenue resulting from additional sales to those customers. 4. Gross Retention: Gross revenue retention is calculated by dividing customer revenue excluding upsells by base revenue. We define base revenue as revenue we recognize from all customers in the last quarter of the previous year period, during the four quarters ended one year prior to the date of measurement. We define customer revenue excluding upsells as the revenue we recognize during the four quarters ended on the date of measurement from the same customer base included in our measure of base revenue, excluding upsells / cross - sells. The measure captures the weighted average dollar loss versus 100% from the customer base.

Key risks Investing in the PIPE offering (the “Offering”) involves a high degree of risk. Below is a non - comprehensive list of certain ris ks and uncertainties associated with Cellebrite DI Ltd. (the “Company,” “we,” “us” and “our”). You should carefully consider the se risks and uncertainties, together with the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with y our own financial and legal advisors concerning the risks and suitability of an investment in this offering, before making an inv es tment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of thes e r isks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and ad ver sely harmed, the value of the Company’s equity securities may decline, and any investor in the Offering may lose all or part of its investment. Risks relating to the bu siness of the Company will be disclosed in future documents filed or furnished by the Company and/or TWC Tech Holdings II Cor p. (“TWC II”) with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transa cti ons between the Company and TWC II. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and TWC II and the proposed transactions betwee n t he Company and TWC II, and may differ significantly from, and be more extensive than, those presented below. • If we do not continue to develop technologically advanced products and successfully integrate with the software products us ed by our customers, our future revenue and operating results may be negatively affected. • Real or perceived errors, failures, defects or bugs in our platform could adversely affect our results of operations, growt h p rospects and reputation. • A failure to maintain sales and marketing personnel productivity or retain, hire and integrate additional sales and marketi ng personnel could adversely affect our results of operations and growth prospects. • The recent global COVID - 19 outbreak could negatively impact our business and operations. • We are materially dependent on acceptance of our products by law enforcement markets and government agencies, both domestic an d international. If law enforcement and other government agencies do not continue to purchase and use our products, our reven ue will be adversely affected. • Current and future competitors could have a significant impact on our ability to generate future revenues and profits. • If our products are inadvertently or deliberately misused by customers, such customers may achieve sub - optimal results, which could lead to the perception that our products are low - quality. • If we fail to manage future growth effectively, our business could be harmed. • Our future growth depends in part on our ability to introduce new products and add - ons and our failure to do so may harm busin ess and operating results. • We do not generally engage in ecommerce, which may result in the purchase process being more difficult for customers compar ed to other businesses. • Issues in the use of artificial intelligence (“AI”) (including machine learning) in our platforms may result in reputationa l h arm or liability. • Higher costs or unavailability of materials used to create hardware could adversely affect our financial results. • Fluctuations in foreign currency exchange rates could materially affect our financial results. • The sales cycle for some of our products can be lengthy. • If we are unable to retain qualified personnel and senior management, including Yossi Carmil , our Chief Executive Officer, and hire and retain additional qualified personnel, our business could suffer. • Our sales to government clients expose us to business volatility and risks, including government budgeting cycles and appro pri ations, early termination, audits, investigations, sanctions and penalties. • A decline in government budgets, changes in spending or budgetary priorities, or delays in contract awards may significantl y a nd adversely affect our future revenue and limit our growth prospects. • Evolving government procurement policies and increased emphasis on cost over performance could adversely affect our busines s. • Changes in civil forfeiture laws may affect our customers’ ability to purchase our products. • Our revenue from private sector clients could be adversely affected by any weakening of economic conditions. • Failure to adequately obtain, maintain, protect and enforce our intellectual property and other proprietary rights could ad ver sely affect our business. • Some of our software and systems contain open source software, which may pose particular risks to our proprietary applicati ons . • Other companies may claim that we infringe their intellectual property, which could materially increase costs and materiall y h arm our ability to generate future revenue and profits. • Certain of our products may be perceived as, or determined by the courts to be, a violation of privacy rights and related l aws . Any such perception or determination could adversely affect our revenue and results of operations. • Certain of our products may be used by customers in a way that is, or that is perceived to be, incompatible with human righ ts. Any such perception could adversely affect our reputation, revenue and results of operations. • We may not enter into relationships with potential customers if we consider their activities to be inconsistent with our or gan izational mission or values. • We occasionally have limited access to third party data, and if our security measures are breached and unauthorized access to this data is obtained, our network, data centers and services may be perceived as not being secure, customers may curtail or stop using our service and we may incur significant legal and financial exposure and liabilities. • Our business is subject to complex and evolving U.S. and non - U.S. laws and regulations regarding privacy, data protection and security, technology protection, and other matters. Many of these laws and regulations are subject to change and uncertain in ter pretation, and could result in claims, changes to our business practices, monetary penalties, increased cost of operations, or otherwise harm our business. • We may in the future become involved in legal, regulatory, or administrative inquiries and proceedings, and unfavorable outcomes in litigation or other of these matters could negatively impact our business, financial conditions, and results of o pe rations. • We are subject to Israeli export laws, and any noncompliance with these laws could negatively impact our operating results. • Failure to comply with laws, regulations, or contractual provisions applicable to our business could cause us to lose gover nme nt customers or our ability to contract with the U.S. and other governments. • Joint ventures, platform partnerships, and strategic alliances may have a material adverse effect on our business, results of operations and prospects. • We may acquire or invest in companies and technologies, which may divert our management’s attention, and result in addition al dilution to our stockholders. We may be unable to integrate acquired businesses and technologies successfully or achieve the exp ected benefits of such acquisitions or investments. • Natural disasters and other events beyond our control could harm our business. • Our international operations expose us to business, political and economic risks that could cause our operating results to suf fer. • If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings. • Our provision for income taxes and effective income tax rate may vary significantly and may adversely affect our results of op erations and cash resources. • Our pricing structures for our platform and services may change from time to time. • If we fail to maintain an effective system of internal controls, our ability to produce timely and accurate financial state men ts or comply with applicable regulations could be impaired